EXHIBIT 99.1

Rovi Corporation 2830 De La Cruz Blvd. Santa Clara, CA 95050
ROVI CORPORATION REPORTS FOURTH QUARTER 2013 FINANCIAL RESULTS

New Agreements Drive Strong Finish to 2013
Continued Transitioning Business for Future Growth

SANTA CLARA, Calif. (Business Wire) - February 12, 2014-Rovi Corporation (NASDAQ: ROVI) today reported financial results for the fourth quarter and full year ended December 31, 2013. All 2012 and 2013 results presented in this release have been adjusted to reflect the reclassification of the DivX and MainConcept businesses, which the Company has put up for sale, as discontinued operations.

The Company reported fourth quarter revenue of $152.4 million, an increase of 14.9% compared to $132.6 million in the fourth quarter of 2012.  Fourth quarter 2013 GAAP Income from continuing operations, net of tax, was $10.2 million, compared to $3.4 million for the fourth quarter of 2012. Fourth quarter Income Per Common Share from Continuing Operations was $0.10, compared to $0.03 Per Common Share in the fourth quarter of 2012. The year-over-year increase was primarily attributable to new licensing agreements signed during the quarter. After taking into consideration discontinued operations, the Company reported a fourth quarter GAAP net loss of $60.8 million, compared to a GAAP net income of $2.1 million for the same quarter of 2012. Fourth quarter Loss Per Common Share was $0.62, compared to $0.02 Income Per Common Share in the fourth quarter of 2012.

On a non-GAAP basis, fourth quarter Adjusted Pro Forma Income was $54.9 million, compared to $39.8 million in the fourth quarter of 2012, and fourth quarter Adjusted Pro Forma Income Per Common Share was $0.56, compared to $0.40 Per Common Share in the fourth quarter of 2012.

For the full year 2013, the Company reported GAAP revenues of $538.1 million, compared to $526.1 million for 2012. The full year 2013 GAAP Income from continuing operations, net of tax was $20.4 million, compared to a GAAP net loss of $20.6 million for 2012. After taking into consideration discontinued operations, which includes DivX and Main Concept, as well as the Consumer Web Properties and Rovi Entertainment Store (which were sold in the third quarter), the full year 2013 GAAP net loss was $172.1 million, compared to a GAAP net loss of $34.3 million for 2012.

Non-GAAP Adjusted Pro Forma Income for full year 2013 was $166.5 million, compared to $156.4 million for 2012. Adjusted Pro Forma Income Per Common Share was $1.68 for 2013, compared to $1.49 Per Common Share for 2012.

Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share from Continuing Operations are defined below in the section entitled “Non-GAAP or Adjusted Pro Forma Information.”  Reconciliations between GAAP and Adjusted Pro Forma results from operations are provided in the tables below.

“We are proud of our accomplishments in the fourth quarter. While 2013 was a challenging transitional year, as we refocused the Company around our core guidance and discovery roots, we ended the year with a strong fourth quarter featuring several key new agreements and renewals. We signed new IP agreements with Google and Samsung, both of which expand the scope of rights they are licensing from Rovi. We also renewed several key contracts, including two agreements that were renewed in advance of their 2014 expirations. Most notably, we entered into a multi-year product agreement with América Móvil, a Tier 1 Service Provider in Latin America. We were able to enter into this agreement because our Passport Guides are an excellent fit for this customer’s current needs, and our planned cloud-based guide offering aligns with América Móvil’s innovative product vision for the future,” said Tom Carson, President and CEO of Rovi. “In the fourth quarter, we also decided we would sell our DivX and MainConcept businesses. This is a part of our strategy to focus on building our core discovery business, expanding our IP licensing operations and positioning Rovi for sustainable long-term growth.”

The Company repurchased 4.1 million shares of its stock for $75.0 million in the fourth quarter, and a total of 9.1 million shares of stock for $182.1 million during fiscal 2013. Rovi now has approximately $175.0 million remaining in its existing share repurchase authorization and anticipates repurchasing additional shares in 2014. Additionally, the Company elected to make a discretionary debt pre-payment of $200 million in the fourth quarter.

Business Outlook

As announced at the Company’s investor meeting in early January, Rovi anticipates fiscal year 2014 revenue of between $510 million and $550 million, and fiscal year 2014 Adjusted Pro Forma Income Per Common Share of $1.55 - $1.85. These estimates exclude revenues and results from the DivX and MainConcept businesses, which have been reclassified as discontinued operations.

Conference Call Information

Rovi management will host a conference call today, February 12, 2014, at 2:00 p.m. PT/5:00 p.m. ET to discuss the financial results. Investors and analysts interested in participating in the conference are welcome to call 1-866-621-1214 (or international +1-706-643-4013) and reference the conference ID 45754074. The conference call can also be accessed via live webcast in the Investor Relations section of Rovi's website at http://www.rovicorp.com/.

A telephonic replay of the conference call will be available through February 14, 2014 and can be accessed by calling 1-800-585-8367 (or international +1-404-537-3406) and entering access code 45754074#. A replay of the audio webcast will be available on Rovi Corporation's website shortly after the live call ends and will remain on Rovi Corporation's website until its next quarterly earnings call.

Non-GAAP or Adjusted Pro Forma Information

Rovi Corporation provides non-GAAP Adjusted Pro Forma information. References to Adjusted Pro Forma information are references to non-GAAP pro forma measures. The Company provides Adjusted Pro Forma information to assist investors in assessing its current and future operations in the way that its management evaluates those operations. Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share are supplemental measures of the Company's performance that are not required by, and are not presented in accordance with GAAP. Adjusted Pro Forma information is not a substitute for any performance measure derived in accordance with GAAP.

Adjusted Pro Forma Income is defined as GAAP income (loss) from continuing operations, net of tax, adding back non-cash items such as equity-based compensation, amortization of intangibles, amortization or write-off of note issuance costs, non-cash interest expense recorded on convertible debt under Accounting Standards Codification (“ASC”) 470-20 (formerly known as FSP APB 14-1), mark-to-market fair value adjustments for interest rate swaps, caps and foreign currency collars and the reversals of discrete tax items including reserves; as well as items which impact comparability that are required to be recorded under GAAP, but that the Company believes are not indicative of its core operating results such as transaction, transition and integration costs, restructuring and asset impairment charges, payments to note holders and for expenses in connection with the early redemption or modification of debt and gains on sale of strategic investments. While depreciation expense is a non-cash item, it is included in Adjusted Pro Forma Income as a reasonable proxy for capital expenditures.

Adjusted Pro Forma Income Per Common Share is calculated using Adjusted Pro Forma Income.

The Company's management has evaluated and made operating decisions about its business operations primarily based upon Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share. Management uses Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share as measures as they exclude items management does not consider to be “core costs” or “core proceeds” when making business decisions. Therefore, management presents these Adjusted Pro Forma financial measures along with GAAP measures.  For each such Adjusted Pro Forma financial measure, the adjustment provides management with information about the Company's underlying operating performance that enables a more meaningful comparison of its financial results in different reporting periods. For example, since Rovi Corporation does not acquire businesses on a predictable cycle, management excludes amortization of intangibles from acquisitions, transaction costs and transition and integration costs in order to make more consistent and meaningful evaluations of the Company's operating expenses. Management also excludes the effect of restructuring and asset impairment charges, expenses in connection with the early redemption or modification of debt and gains on sale of strategic investments.  Management excludes the impact of equity-based compensation to help it compare current period operating expenses against the operating expenses for prior periods and to eliminate the effects of this non-cash item, which, because it is based upon estimates on the grant dates, may bear little resemblance to the actual values realized upon the future exercise, expiration, termination or forfeiture of the equity-based compensation, and which, as it relates to stock options and stock purchase plan shares, is required for GAAP purposes to be estimated under valuation models, including the Black-Scholes model used by Rovi Corporation.  Management excludes non-cash interest expense recorded on convertible debt under ASC 470-20, mark-to-market fair value adjustments for interest rate swaps, caps, foreign currency collars, and the reversals of discrete tax items including reserves as they are non-cash items and not considered “core costs” or meaningful when management evaluates the Company's operating expenses.  Management reclassifies the current period benefit or cost of the interest rate swaps from gain or loss on interest rate swaps and caps, net to interest expense in order for interest expense to reflect the swap rates, as these instruments were entered into to control the interest rate the Company effectively pays on its debt.

Management is using these Adjusted Pro Forma measures to help it make budgeting decisions, including decisions that affect operating expenses and operating margin.  Further, Adjusted Pro Forma financial information helps management track actual performance relative to financial targets.  Making Adjusted Pro Forma financial information available to investors, in addition to GAAP financial information, may also help investors compare the Company's performance with the performance of other companies in our industry, which may use similar financial measures to supplement their GAAP financial information.

Management recognizes that the use of Adjusted Pro Forma measures has limitations, including the fact that management must exercise judgment in determining which types of charges should be excluded from the Adjusted Pro Forma financial information.  Because other companies, including companies similar to Rovi Corporation, may calculate their non-GAAP financial measures differently than the Company calculates its Adjusted Pro Forma measures, these Non-GAAP measures may have limited usefulness in comparing companies.  Management believes, however, that providing Adjusted Pro Forma financial information, in addition to GAAP financial information, facilitates consistent comparison of the Company's financial performance over time. The Company provides Adjusted Pro Forma financial information to the investment community, not as an alternative, but as an important supplement to GAAP financial information; to enable investors to evaluate the Company's core operating performance in the same way that management does. Reconciliations between historical and Adjusted Pro Forma results of operations are provided in the tables below.

About Rovi Corporation
Rovi is leading the way to a more personalized entertainment experience. The company’s pioneering guides, data, and recommendations continue to drive program search and navigation on millions of devices on a global basis. With a new generation of cloud-based discovery capabilities and emerging solutions for interactive advertising and audience analytics, Rovi is enabling premier brands worldwide to increase their reach, drive consumer satisfaction and create a better entertainment experience across multiple screens. The company holds over 5,000 issued or pending patents worldwide and is headquartered in Santa Clara, California. Discover more about Rovi at Rovicorp.com.

Forward Looking Statements

All statements contained herein, including the quotations attributed to Mr. Carson, that are not statements of historical fact, including statements that use the words “will,” “believes,” “anticipates,” “estimates,” “expects,” “intends” or similar words that describe the Company's or its management's future plans, objectives, or goals, are “forward-looking statements” and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the Company's estimates of future revenues and earnings, business strategies, anticipated contract signings, sale of the DivX and MainConcept businesses, and stock repurchases.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Such factors include, among others, the Company's ability to successfully execute on its strategic plan and customer demand for and industry acceptance of the Company's technologies and integrated solutions. Such factors are further addressed in the Company's Annual Report on Form 10-K for the period ended December 31, 2013 and such other documents as are filed with the Securities and Exchange Commission from time to time (available at www.sec.gov). The Company assumes no obligation, except as required by law, to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

Investor Contacts

Peter Halt
Rovi Corporation
+1 (818) 295-6800

Lori Barker
Rovi Corporation
+1 (408) 764-5309

Rovi Business and Operating Highlights:

Discovery:

Approximately 174 million licensed households worldwide; 125 million excluding pre-paid licensees

IP Licensing:

•	New IP agreement with Samsung for mobile

•	New IP agreement with Google expanding the scope of their patent coverage

•	New IP agreement with Suddenlink for TVE

•	New IP agreement with CBS and Showtime

•	Early renewal of IP agreement with Sony

•	Early renewal of IP agreement with Cox for STB and TVE providing coverage into the next decade

Products:

•	Renewed product agreements for 26 cable operators in North and South America

•	New agreement to deploy multi-platform cloud-based Discovery and Guidance solutions with America Movil, the leading provider of wireless and fixed line services in Latin America

Data:

•	Expanded video data coverage level in eight countries - Argentina, Chile, France, Germany, Ireland, Netherlands, Mexico, and the U.K.

•	Providing metadata in 55 countries

Advertising:

•	A large on-line retailer ran their first advertising campaign using Rovi media

•	New and renewed advertising campaigns with three movie studios, a global sports channel, a large airline, an audio equipment manufacturer, and a major fast-food chain

Divestitures:

•	Announced decision to sell the DivX and MainConcept businesses

ROVI CORPORATION
GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
Revenues	$152,356	$132,610	$538,067	$526,094
Costs and expenses:
Cost of revenues	23,187	28,013	92,729	101,597
Research and development	27,988	27,622	112,760	118,030
Selling, general and administrative	38,766	34,996	151,325	143,457
Depreciation	4,540	4,858	16,871	19,988
Amortization of intangible assets	18,304	18,734	74,413	74,337
Restructuring and asset impairment charges	—	546	7,638	4,737
Total costs and expenses	112,785	114,769	455,736	462,146
Operating income from continuing operations	39,571	17,841	82,331	63,948
Interest expense	(15,733)	(16,535)	(62,019)	(61,742)
Interest income and other, net	472	(222)	2,799	3,203
Debt modification expense	—	—	(1,351)	(4,496)
Gain (loss) on interest rate swaps and caps, net	659	30	2,898	(10,624)
Loss on debt redemption	—	—	(2,761)	(1,758)
Income (loss) from continuing operations before income taxes	24,969	1,114	21,897	(11,469)
Income tax expense (benefit)	14,723	(2,295)	1,540	9,158
Income (loss) from continuing operations, net of tax	10,246	3,409	20,357	(20,627)
Discontinued operations, net of tax	(71,055)	(1,268)	(192,447)	(13,717)
Net (loss) income	$(60,809)	$2,141	$(172,090)	$(34,344)
Basic earnings per share:
Basic income (loss) per share from continuing operations	$0.11	$0.03	$0.21	$(0.20)
Basic loss per share from discontinued operations	(0.74)	(0.01)	(1.96)	(0.13)
Basic net (loss) income per share	$(0.63)	$0.02	$(1.75)	$(0.33)
Shares used in computing basic net earnings per share	97,035	100,677	98,371	104,623
Diluted earnings per share:
Diluted income (loss) per share from continuing operations	$0.10	$0.03	$0.21	$(0.20)
Diluted loss per share from discontinued operations	(0.72)	(0.01)	(1.95)	(0.13)
Diluted net (loss) income per share	$(0.62)	$0.02	$(1.74)	$(0.33)
Shares used in computing diluted net earnings per share	97,772	100,740	99,092	104,623

See notes to the GAAP Consolidated Financial Statements in our Form 10-K.

ROVI CORPORATION
GAAP CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)
(UNAUDITED)

	December 31, 2013	December 31, 2012
ASSETS
Current assets:
Cash and cash equivalents	$156,487	$285,352
Short-term investments	365,976	577,988
Trade accounts receivable, net	104,386	106,018
Taxes receivable	1,907	9,237
Deferred tax assets, net	18,621	20,373
Prepaid expenses and other current assets	14,936	26,786
Assets held for sale	106,688	76,852
Total current assets	769,001	1,102,606
Long-term marketable investment securities	118,658	104,893
Property and equipment, net	33,350	32,791
Finite-lived intangible assets, net	478,229	689,494
Other assets	16,907	23,862
Goodwill	1,298,448	1,341,035
Total assets	$2,714,593	$3,294,681

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$94,560	$94,830
Deferred revenue	9,848	16,152
Current portion of long-term debt	—	106,407
Liabilities held for sale	5,513	11,053
Total current liabilities	109,921	228,442
Taxes payable, less current portion	44,038	50,800
Long-term debt, less current portion	1,186,564	1,373,818
Deferred revenue, less current portion	4,641	3,921
Long-term deferred tax liabilities, net	41,379	41,596
Other non current liabilities	14,834	8,683
Total liabilities	1,401,377	1,707,260
Stockholders’ equity:
Common stock	128	125
Treasury stock	(816,694)	(634,571)
Additional paid-in capital	2,279,196	2,196,567
Accumulated other comprehensive loss	(3,999)	(1,375)
Retained (deficit) earnings	(145,415)	26,675
Total stockholders’ equity	1,313,216	1,587,421
Total liabilities and stockholders’ equity	$2,714,593	$3,294,681

See notes to the GAAP Consolidated Financial Statements in our Form 10-K.

ROVI CORPORATION
ADJUSTED PRO FORMA RECONCILIATION
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

	Three Months Ended			Three Months Ended
	March 31, 2013			March 31, 2012
			Adjusted			Adjusted
	GAAP	Adjustments	Pro Forma	GAAP	Adjustments	Pro Forma
Revenues:
Service providers	$87,598	$—	$87,598	$86,230	$—	$86,230
CE	38,466	—	38,466	38,199	—	38,199
Other	6,705	—	6,705	8,271	—	8,271
Total revenues	132,769	—	132,769	132,700	—	132,700

Costs and expenses:
Cost of revenues (1)	28,604	(1,312)	27,292	22,884	(1,151)	21,733
Research and development (2)	27,683	(5,308)	22,375	32,460	(5,379)	27,081
Selling, general and administrative (3)	37,711	(8,873)	28,838	37,355	(9,578)	27,777
Depreciation (4)	4,233	—	4,233	4,812	—	4,812
Amortization of intangible assets	18,655	(18,655)	—	18,238	(18,238)	—
Restructuring and asset impairment charges	614	(614)	—	1,216	(1,216)	—
Total costs and expenses	117,500	(34,762)	82,738	116,965	(35,562)	81,403
Operating income from continuing operations	15,269	34,762	50,031	15,735	35,562	51,297
Interest expense (5)	(16,161)	5,984	(10,177)	(12,148)	6,189	(5,959)
Interest income and other, net	629	—	629	1,610	—	1,610
Debt modification expense	(304)	304	—	(4,464)	4,464	—
Loss on interest rate swaps and caps, net (6)	(1,044)	1,044	—	(104)	104	—
Loss on debt redemption	—	—	—	(1,758)	1,758	—
(Loss) income from continuing operations before income taxes	(1,611)	42,094	40,483	(1,129)	48,077	46,948
Income tax (benefit) expense (7)	(561)	4,205	3,644	4,529	(820)	3,709
(Loss) income from continuing operations, net of tax	$(1,050)	$37,889	$36,839	$(5,658)	$48,897	$43,239

Diluted (loss) income per share from continuing operations	$(0.01)		$0.37	$(0.05)		$0.40
Shares used in computing diluted net earnings per share (8)	100,565	312	100,877	107,532	737	108,269

(1) Adjustments to cost of revenues consist of the following:
		March 31, 2013	March 31, 2012
Equity based compensation		$1,017	$1,151
Transition and integration costs		295	—
Total adjustment		$1,312	$1,151
(2) Adjustments to research and development consist of the following:
		March 31, 2013	March 31, 2012
Equity based compensation		$4,575	$5,379
Transition and integration costs		733	—
Total adjustment		$5,308	$5,379
(3) Adjustments to selling, general and administrative consist of the following:
		March 31, 2013	March 31, 2012
Equity based compensation		$8,462	$9,578
Transition and integration costs		411	—
Total adjustment		$8,873	$9,578
(4) While depreciation is a non-cash item, it is included in Adjusted Pro Forma Income From Continuing Operations as management considers it a proxy for capital expenditures.
(5) Adjustments eliminate non-cash interest expense such as amortization of note issuance costs and the convertible note discount recorded under ASC 470-20 (formerly known as FSP APB 14-1) and reclassifies the current period benefit from the interest rate swap to interest expense.

(6) Adjustment eliminates non-cash mark-to-market gain or loss related to interest rate swaps and caps and reclassifies the current period benefit from the interest rate swap to interest expense.
(7) Adjusts tax expense to the adjusted pro forma cash tax rate.
(8) Since the adjustments resulted in Adjusted Pro Forma Net Income, shares used in computing diluted net earnings per share were adjusted to include dilutive common equivalent shares outstanding.

ROVI CORPORATION
ADJUSTED PRO FORMA RECONCILIATION
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

	Three Months Ended			Three Months Ended
	June 30, 2013			June 30, 2012
			Adjusted			Adjusted
	GAAP	Adjustments	Pro Forma	GAAP	Adjustments	Pro Forma
Revenues:
Service providers	$92,845	$—	$92,845	$84,502	$—	$84,502
CE	26,058	—	26,058	31,861	—	31,861
Other	10,248	—	10,248	12,630	—	12,630
Total revenues	129,151	—	129,151	128,993	—	128,993

Costs and expenses:
Cost of revenues (1)	19,770	(982)	18,788	25,030	(1,177)	23,853
Research and development (2)	29,763	(5,619)	24,144	30,271	(5,731)	24,540
Selling, general and administrative (3)	38,189	(9,812)	28,377	36,746	(8,780)	27,966
Depreciation (4)	4,057	—	4,057	5,104	—	5,104
Amortization of intangible assets	18,781	(18,781)	—	18,516	(18,516)	—
Restructuring and asset impairment charges	1,319	(1,319)	—	—	—	—
Total costs and expenses	111,879	(36,513)	75,366	115,667	(34,204)	81,463
Operating income from continuing operations	17,272	36,513	53,785	13,326	34,204	47,530
Interest expense (5)	(15,023)	5,704	(9,319)	(16,405)	6,241	(10,164)
Interest income and other, net	1,059	—	1,059	187	—	187
Debt modification expense	(1,047)	1,047	—	(32)	32	—
Gain (loss) on interest rate swaps and caps, net (6)	7,489	(7,489)	—	(6,308)	6,308	—
Loss on debt redemption	(2,761)	2,761	—	—	—	—
Income (loss) from continuing operations before income taxes	6,989	38,536	45,525	(9,232)	46,785	37,553
Income tax expense (7)	1,553	2,544	4,097	3,705	(738)	2,967
Income (loss) from continuing operations, net of tax	$5,436	$35,992	$41,428	$(12,937)	$47,523	$34,586

Diluted income (loss) income per share from continuing operations	$0.05		$0.42	$(0.12)		$0.32
Shares used in computing diluted net earnings per share (8)	99,334		99,334	107,035	433	107,468

(1) Adjustments to cost of revenues consist of the following:
		June 30, 2013	June 30, 2012
Equity based compensation		$926	$1,177
Transition and integration costs		56	—
Total adjustment		$982	$1,177
(2) Adjustments to research and development consist of the following:
		June 30, 2013	June 30, 2012
Equity based compensation		$5,573	$5,731
Transition and integration costs		46	—
Total adjustment		$5,619	$5,731
(3) Adjustments to selling, general and administrative consist of the following:
		June 30, 2013	June 30, 2012
Equity based compensation		$9,193	$8,780
Transition and integration costs		619	—
Total adjustment		$9,812	$8,780
(4) While depreciation is a non-cash item, it is included in Adjusted Pro Forma Income From Continuing Operations as management considers it a proxy for capital expenditures.
(5) Adjustments eliminate non-cash interest expense such as amortization of note issuance costs and the convertible note discount recorded under ASC 470-20 (formerly known as FSP APB 14-1) and reclassifies the current period benefit from the interest rate swap to interest expense.

(6) Adjustment eliminates non-cash mark-to-market gain or loss related to interest rate swaps and caps and reclassifies the current period benefit from the interest rate swap to interest expense.
(7) Adjusts tax expense to the adjusted pro forma cash tax rate.
(8) For the 2012 period, since the adjustments resulted in Adjusted Pro Forma Net Income, shares used in computing diluted net earnings per share were adjusted to include dilutive common equivalent shares outstanding.

ROVI CORPORATION
ADJUSTED PRO FORMA RECONCILIATION
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

	Three Months Ended			Three Months Ended
	September 30, 2013			September 30, 2012
			Adjusted			Adjusted
	GAAP	Adjustments	Pro Forma	GAAP	Adjustments	Pro Forma
Revenues:
Service providers	$92,185	$—	$92,185	$85,487	$—	$85,487
CE	26,521	—	26,521	27,847	—	27,847
Other	5,085	—	5,085	18,457	—	18,457
Total revenues	123,791	—	123,791	131,791	—	131,791

Costs and expenses:
Cost of revenues (1)	21,168	(843)	20,325	25,670	(593)	25,077
Research and development (2)	27,326	(3,388)	23,938	27,677	(3,804)	23,873
Selling, general and administrative (3)	36,659	(8,296)	28,363	34,360	(7,690)	26,670
Depreciation (4)	4,041	—	4,041	5,214	—	5,214
Amortization of intangible assets	18,673	(18,673)	—	18,849	(18,849)	—
Restructuring and asset impairment charges	5,705	(5,705)	—	2,975	(2,975)	—
Total costs and expenses	113,572	(36,905)	76,667	114,745	(33,911)	80,834
Operating income from continuing operations	10,219	36,905	47,124	17,046	33,911	50,957
Interest expense (5)	(15,102)	5,118	(9,984)	(16,654)	6,148	(10,506)
Interest income and other, net	639	—	639	1,628	—	1,628
Loss on interest rate swaps and caps, net (6)	(4,206)	4,206	—	(4,242)	4,242	—
(Loss) income from continuing operations before income taxes	(8,450)	46,229	37,779	(2,222)	44,301	42,079
Income tax (benefit) expense (7)	(14,175)	18,565	4,390	3,219	105	3,324
Income (loss) from continuing operations, net of tax	$5,725	$27,664	$33,389	$(5,441)	$44,196	$38,755

Diluted income (loss) per share from continuing operations	$0.06		$0.34	$(0.05)		$0.37
Shares used in computing diluted net earnings per share (8)	98,434		98,434	103,307	37	103,344

(1) Adjustments to cost of revenues consists of $0.8 million and $0.6 million of equity based compensation for the periods ended September 30, 2013 and September 30, 2012, respectively.
(2) Adjustments to research and development consists of $3.4 million and $3.8 million of equity based compensation for the periods ended September 30, 2013 and September 30, 2012, respectively.
(3) Adjustments to selling, general and administrative consists of $8.3 million and $7.7 million of equity based compensation for the periods ended September 30, 2013 and September 30, 2012, respectively.

(4) While depreciation is a non-cash item, it is included in Adjusted Pro Forma Income From Continuing Operations as management considers it a proxy for capital expenditures.
(5) Adjustments eliminate non-cash interest expense such as amortization of note issuance costs and the convertible note discount recorded under ASC 470-20 (formerly known as FSP APB 14-1) and reclassifies the current period benefit from the interest rate swap to interest expense.

(6) Adjustment eliminates non-cash mark-to-market gain or loss related to interest rate swaps and caps and reclassifies the current period benefit from the interest rate swap to interest expense.
(7) Adjusts tax expense to the adjusted pro forma cash tax rate.
(8) For the 2012 period, since the adjustments resulted in Adjusted Pro Forma Net Income, shares used in computing diluted net earnings per share were adjusted to include dilutive common equivalent shares outstanding.

ROVI CORPORATION
ADJUSTED PRO FORMA RECONCILIATION
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

	Three Months Ended			Three Months Ended
	December 31, 2013			December 31, 2012
			Adjusted			Adjusted
	GAAP	Adjustments	Pro Forma	GAAP	Adjustments	Pro Forma
Revenues:
Service providers	$107,431	$—	$107,431	$88,517	$—	$88,517
CE	37,110	—	37,110	34,786	—	34,786
Other	7,815	—	7,815	9,307	—	9,307
Total revenues	152,356	—	152,356	132,610	—	132,610

Costs and expenses:
Cost of revenues (1)	23,187	(728)	22,459	28,013	(1,052)	26,961
Research and development (2)	27,988	(4,340)	23,648	27,622	(7,200)	20,422
Selling, general and administrative (3)	38,766	(7,444)	31,322	34,996	(7,250)	27,746
Depreciation (4)	4,540	—	4,540	4,858	—	4,858
Amortization of intangible assets	18,304	(18,304)	—	18,734	(18,734)	—
Restructuring and asset impairment charges	—	—	—	546	(546)	—
Total costs and expenses	112,785	(30,816)	81,969	114,769	(34,782)	79,987
Operating income from continuing operations	39,571	30,816	70,387	17,841	34,782	52,623
Interest expense (5)	(15,733)	5,715	(10,018)	(16,535)	6,065	(10,470)
Interest income and other, net	472	—	472	(222)	1,292	1,070
Gain on interest rate swaps and caps, net (6)	659	(659)	—	30	(30)	—
Income from continuing operations before income taxes	24,969	35,872	60,841	1,114	42,109	43,223
Income tax expense (benefit) (7)	14,723	(8,760)	5,963	(2,295)	5,709	3,414
Income from continuing operations, net of tax	$10,246	$44,632	$54,878	$3,409	$36,400	$39,809

Diluted income per share from continuing operations	$0.10		$0.56	$0.03		$0.40
Shares used in computing diluted net earnings per share	97,772		97,772	100,740		100,740

(1) Adjustments to cost of revenues consist of the following:
		December 31, 2013	December 31, 2012
Equity based compensation		$728	$882
Transition and integration costs		—	170
Total adjustment		$728	$1,052
(2) Adjustments to research and development consist of the following:
		December 31, 2013	December 31, 2012
Equity based compensation		$4,340	$5,060
Transition and integration costs		—	2,140
Total adjustment		$4,340	$7,200
(3) Adjustments to selling, general and administrative consist of the following:
		December 31, 2013	December 31, 2012
Equity based compensation		$7,444	$6,817
Transition and integration costs		—	433
Total adjustment		$7,444	$7,250
(4) While depreciation is a non-cash item, it is included in Adjusted Pro Forma Income From Continuing Operations as management considers it a proxy for capital expenditures.
(5) Adjustments eliminate non-cash interest expense such as amortization of note issuance costs and the convertible note discount recorded under ASC 470-20 (formerly known as FSP APB 14-1) and reclassifies the current period benefit from the interest rate swap to interest expense.

(6) Adjustment eliminates non-cash mark-to-market gain or loss related to interest rate swaps and caps and reclassifies the current period benefit from the interest rate swap to interest expense.
(7) Adjusts tax expense to the adjusted pro forma cash tax rate.

ROVI CORPORATION
ADJUSTED PRO FORMA RECONCILIATION
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

	Twelve Months Ended			Twelve Months Ended
	December 31, 2013			December 31, 2012
			Adjusted			Adjusted
	GAAP	Adjustments	Pro Forma	GAAP	Adjustments	Pro Forma
Revenues:
Service providers	$380,059	$—	$380,059	$344,736	$—	$344,736
CE	128,155	—	128,155	132,693	—	132,693
Other	29,853	—	29,853	48,665	—	48,665
Total revenues	538,067	—	538,067	526,094	—	526,094

Costs and expenses:
Cost of revenues (1)	92,729	(3,865)	88,864	101,597	(3,973)	97,624
Research and development (2)	112,760	(18,655)	94,105	118,030	(22,114)	95,916
Selling, general and administrative (3)	151,325	(34,425)	116,900	143,457	(33,298)	110,159
Depreciation (4)	16,871	—	16,871	19,988	—	19,988
Amortization of intangible assets	74,413	(74,413)	—	74,337	(74,337)	—
Restructuring and asset impairment charges	7,638	(7,638)	—	4,737	(4,737)	—
Total costs and expenses	455,736	(138,996)	316,740	462,146	(138,459)	323,687
Operating income from continuing operations	82,331	138,996	221,327	63,948	138,459	202,407
Interest expense (5)	(62,019)	22,521	(39,498)	(61,742)	24,643	(37,099)
Interest income and other, net	2,799	—	2,799	3,203	1,292	4,495
Debt modification expense	(1,351)	1,351	—	(4,496)	4,496	—
Gain (loss) on interest rate swaps and caps, net (6)	2,898	(2,898)	—	(10,624)	10,624	—
Loss on debt redemption	(2,761)	2,761	—	(1,758)	1,758	—
Income (loss) from continuing operations before income taxes	21,897	162,731	184,628	(11,469)	181,272	169,803
Income tax expense (7)	1,540	16,554	18,094	9,158	4,256	13,414
Income (loss) from continuing operations, net of tax	$20,357	$146,177	$166,534	$(20,627)	$177,016	$156,389

Diluted income (loss) per share from continuing operations	$0.21		$1.68	$(0.20)		$1.49
Shares used in computing diluted net earnings per share (8)	99,092		99,092	104,623	318	104,941

(1) Adjustments to cost of revenues consist of the following:
		December 31, 2013	December 31, 2012
Equity based compensation		$3,514	$3,803
Transition and integration costs		351	170
Total adjustment		$3,865	$3,973
(2) Adjustments to research and development consist of the following:
		December 31, 2013	December 31, 2012
Equity based compensation		$17,876	$19,974
Transition and integration costs		779	2,140
Total adjustment		$18,655	$22,114
(3) Adjustments to selling, general and administrative consist of the following:
		December 31, 2013	December 31, 2012
Equity based compensation		$33,395	$32,865
Transition and integration costs		1,030	433
Total adjustment		$34,425	$33,298
(4) While depreciation is a non-cash item, it is included in Adjusted Pro Forma Income From Continuing Operations as management considers it a proxy for capital expenditures.
(5) Adjustments eliminate non-cash interest expense such as amortization of note issuance costs and the convertible note discount recorded under ASC 470-20 (formerly known as FSP APB 14-1) and reclassifies the current period benefit from the interest rate swap to interest expense.

(6) Adjustment eliminates non-cash mark-to-market gain or loss related to interest rate swaps and caps and reclassifies the current period benefit from the interest rate swap to interest expense.
(7) Adjusts tax expense to the adjusted pro forma cash tax rate.
(8) For the 2012 period, since the adjustments resulted in Adjusted Pro Forma Net Income, shares used in computing diluted net earnings per share were adjusted to include dilutive common equivalent shares outstanding.